UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Micro Component Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICRO COMPONENT TECHNOLOGY, INC.

2340 West County Road C

St. Paul, Minnesota 55113

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of MICRO COMPONENT TECHNOLOGY, INC.

The annual meeting of the shareholders of Micro Component Technology, Inc. will be held at the headquarters of Micro Component Technology, Inc., 2340 West County Road C, St. Paul, Minnesota 55113, on June 21, 2007, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

1.               To elect four directors for the following year.  The Nominating and Corporate Governance Committee has nominated the following persons for election at the meeting: Roger E. Gower, Patrick Verderico, David M. Sugishita, and Donald R. VanLuvanee;

2.               To approve an amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company from 55,000,000 shares to 100,000,000 shares;

3.               To approve an amendment to the Stock Option Plan for Outside Directors to increase the number of shares reserved for issuance under the Plan from 570,000 to 670,000 shares;

4.               To approve an amendment to the 2004 Incentive Stock Plan to increase the number of shares reserved for issuance under the Plan from 880,000 to 1,880,000 shares;

5.               To ratify the appointment of Olsen Thielen & Co. Ltd. as the independent registered public accounting firm for the current year; and

6.               To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The directors have fixed the close of business on April 23, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Roger E. Gower
President and CEO

St. Paul, Minnesota
May 14, 2007

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY.

YOU MAY NEVERTHELESS VOTE IN PERSON
IF YOU DO ATTEND THE MEETING.

MICRO COMPONENT TECHNOLOGY, INC.

2340 West County Road C

St. Paul, Minnesota 55113

PROXY STATEMENT

Annual Meeting of Shareholders

To be held June 21, 2007

GENERAL

The enclosed Proxy is solicited by the Board of Directors of Micro Component Technology, Inc. (the “Company”) in connection with the annual meeting of the shareholders of the Company to be held on Thursday, June 21, 2007, at 11:00 a.m., or any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of the annual meeting.  Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company. The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee and the reimbursement of customary disbursements that is estimated will not exceed $10,000 in the aggregate.  Any Proxy given pursuant to such solicitation may be revoked by the shareholder by communication in writing to the Secretary of the Company at any time prior to exercise of the Proxy.  Proxies may also be revoked by delivery of a later dated Proxy or by voting in person.  Shares represented by Proxies will be voted as specified in such Proxies on any matter identified in the Proxies.  Subject to rules of the Securities and Exchange Commission, shares will be voted in the discretion of the Proxy holders on any other matter that may properly come before the meeting.  Proxies and shareholder votes at the meeting will be tabulated by officers of the Company.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company.  The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock. It is anticipated that these proxy materials will be mailed to the shareholders on or about May 14, 2007.

OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on April 23, 2007, will be entitled to vote at the annual meeting.  On that date, 36,665,322 shares of Common Stock were outstanding.  Shareholders are entitled to one vote for each share of Common Stock held by them.  The Common Stock does not have cumulative voting rights.

Under Minnesota law, each item of business properly presented at a meeting of shareholders at which a quorum is present must be approved by the vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business. However, under Minnesota law, directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote. Votes cast by proxy or in person at the Meeting will be tabulated at the Meeting to determine whether or not a quorum is present.  Abstentions will be treated as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

ITEM I

ELECTION OF DIRECTORS

Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has set the number of directors at five.  Donald J. Kramer, one of the existing directors, has decided to retire from the Board and not run for re-election. The Nominating and Corporate Governance Committee has nominated the four other current directors for re-election.  The Committee is reviewing candidates for the fifth position, but has not yet selected a candidate.  If a fifth candidate is not nominated and elected at the Annual Meeting, a vacancy on the Board will exist, which the Board intends to fill as soon as possible after the Annual Meeting.  Any director appointed by the Board to fill the vacancy will serve until the next Annual Meeting.  All of the current directors, except for Mr. Gower, are independent as that term is defined in the Nasdaq Listing Standards.

All of the nominees listed below are currently directors and have consented to be named in this Proxy Statement and to serve as directors if elected.  If any such person should be unable to serve, or becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment.  The names and ages of the intended nominees, their current positions with the Company, and the year each first became a director are as follows:

Name and Age	Position	Director Since

Roger E. Gower, 66	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995

Patrick Verderico, 63	Director	1992

David M. Sugishita, 59	Director	1994

Donald R. VanLuvanee, 62	Director	1995

Business Experience of Directors

Roger Gower joined the Company as Chairman of the Board, President, Chief Executive Officer and Director in April 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer from 1991.  Prior to 1991 he was President and Chief Executive Officer of Intelledex, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries.  Earlier in his career, Mr. Gower served as President of Qume, a $200 million printer manufacturer and wholly owned subsidiary of ITT, and as a general manager with Texas Instruments.  Mr. Gower holds a BS degree in Electrical Engineering.

Patrick Verderico has been a director of the Company since December 1992.  From January 2001 to January 2003, he was Chief Financial Officer of Ubicom, an Internet processor and software company.  He is currently retired from that position.  From July 1997 to November 2000, he was President and Chief Executive Officer of OSE USA, Inc. (formerly known as Integrated Packaging Assembly Corporation), a semiconductor-packaging foundry.  From April 1997 to July 1997, he was Executive Vice President and Chief Operating Officer of that corporation.  Prior to 1997, Mr. Verderico held various executive positions with Maxtor, Creative Technology, Cypress Semiconductor, Philips Semiconductors, and National Semiconductor.  Mr. Verderico is a Certified Public Accountant and a former partner of Coopers & Lybrand (now known as PricewaterhouseCoopers).  He is also a director of PLX Technology, Inc.

David M. Sugishita became a director of the Company in August 1994. From December 2003 until July 2004, Mr. Sugishita was  Executive Vice President, Special Projects, of Peregrine Systems. From January 2002 to April 2003, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of Sonic Blue, Inc. From October 2000 to March 2001, Mr. Sugishita was Executive Vice President and Chief Financial Officer of RightWorks Corporation. From July 1997 to February 2000 he was Senior Vice President and Chief Financial Officer of Synopsys, Inc., an electronic design automation company.  From August 1995 through June 1997, he was Senior Vice President and Chief Financial Officer of Actel Corporation, a manufacturer of field programmable gate arrays devices.  Mr. Sugishita is also a director of Ditech Communications and Atmel.

Donald R. VanLuvanee became a director of MCT in November 1995 and is currently retired.  He was the President and Chief Executive Officer of Electro Scientific Industries, Inc., a company that designs and manufactures sophisticated manufacturing equipment for the worldwide electronics industry from 1992 to 2002.  From 1991 to July 1992, he was President and Chief Executive Officer of Mechanical Technology Incorporated, a supplier of contract research and development services and a manufacturer of technologically advanced equipment.  He is also a director of FEI Corporation, AirAdvice Corporation and Display Tech, Inc.

Directors serve until the next annual meeting of the shareholders at which their successors are elected, or until their prior resignation, removal or incapacity.

Directors Emeritus

Pursuant to a policy of the Company, the Board of Directors has appointed two former directors as Directors Emeritus, who can attend meetings, but who cannot vote, and who do not receive compensation.  Set forth below is information on the two current Directors Emeritus:

D. James Guzy was a director of MCT from July 1993 through 2004. He has been Chairman of the Arbor Company, a Nevada limited partnership engaged in the electronics and computer industry, since 1969.  Mr. Guzy is also Chairman of the Board of both PLX Technology, Inc. and SRC Computers, Inc, a semiconductor company.  Additionally, Mr. Guzy is a director of Intel Corporation, Cirrus Logic, Inc., Novellus Systems, Inc., LogicVision, Inc., Alliance Capital Management Technology Fund, Davis Selected Group of Mutual Funds and Tessera, Inc.

Dr. Sheldon Buckler was a director of MCT from March 2000 through 2004. He served as Vice Chairman of Polaroid Corporation from 1990 until 1994.  From 1995 to 1999, he served as Chairman of Commonwealth Energy Systems, an energy utility.  He currently serves as the Chairman of Lord Corp.  Dr. Buckler served as a director of Aseco Corporation from 1995 until it was acquired by MCT in January 2000.  He is also a director of Parlex Corporation.

Compensation of Directors

From 2002 through 2006, directors did not receive any fees except for reimbursement of out of pocket expenses.  Beginning in 2007, each outside director will receive an annual retainer of $25,000 paid quarterly.  In addition, each person who becomes an outside director of the Company is automatically granted an option to purchase 10,000 shares of Common Stock under the Stock Option Plan for Outside Directors.  Each outside director is also automatically granted an option to purchase 10,000 shares of Common Stock upon each re-election as a director, or on the anniversary of the prior year’s grant in any year in which there is no meeting of the shareholders at which directors are elected.  The option price for each option granted under the Plan is the fair market value of the Common Stock on the date the option is granted.  All options granted under the Plan become exercisable in 50 percent increments on the first and second anniversaries of the date of grant.  The options must be exercised within ten years after the date of grant or, if earlier, within 12 months after the director ceases being a director.  However, a director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year, and shall continue to vest in his or her options after ceasing to be a director.  Directors who are employees of the Company receive no compensation for their services as directors.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2006.

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)	All Other Compensation (3)	Total

Patrick Verderico	$—	$1,009	$4,800	$5,809

David M. Sugishita	$—	$1,009	$—	$1,009

Donald R. VanLuvanee	$—	$1,009	$—	$1,009

Donald J Kramer	$—	$1,009	$—	$1,009

(1)  Roger E. Gower, the Company’s President and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus received no compensation for his service as a director.

(2)  Valuation is based on the stock-based compensation expense which the Company recognized during 2006 for financial statement purposes under FAS 123(R) for awards granted in 2006 and prior years utilizing assumptions discussed in Note 8 to the Company’s financial statements for the year ended December 31, 2006, but disregarding the estimate of forfeitures.

(3)          Consists of amount paid for consulting services.

The following table shows the aggregate number of shares underlying outstanding stock options held by the Company’s non-employee directors as of December 31, 2006.

Name	Shares Underlying Outstanding Stock Option Awards	Exercisable	Unexercisable

Patrick Verderico	75,000	60,000	15,000

David M. Sugishita	80,000	65,000	15,000

Donald R. VanLuvanee	90,000	75,000	15,000

Donald J. Kramer	100,000	85,000	15,000

The following table shows the grant date fair value of all stock option awards made to the Company’s non-employee directors during the year ended December 31, 2006.

Name	Grant Date Fair Value Of Option Awards In 2006

Patrick Verderico	$5,000

David M. Sugishita	$5,000

Donald R. VanLuvanee	$5,000

Donald J. Kramer	$5,000

Meetings and Committees of the Board of Directors

During calendar year 2006, the Company’s Board of Directors met seven times.  Each director attended at least 75 percent of the aggregate of all meetings of the Board of Directors and committees of the Board on which he served.  Each Director also attended the 2006 Annual Shareholders’ Meeting.  Directors are expected to attend substantially all of the meetings of the Board and the Committees on which they serve, except for good cause.  Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Standing committees of the Board of Directors include the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  These Committees operate pursuant to written charters.  The charters are available on the Company’s website at www.mct.com.

The Audit Committee recommends the selection of the Company’s independent accountants, approves the services performed by such accountants, and reviews and evaluates the Company’s financial and reporting systems and the adequacy of internal controls for compliance with corporate guidelines.  The Audit Committee also reviews and approves all related-party transactions.  The members of the Audit Committee are Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico, each of whom is independent, as that term is defined in the NASD listing standards.  Mr. Verderico has been designated by the Board as the Audit Committee’s financial expert, as that term is defined by rules of the Securities and Exchange Commission (“SEC”).  The Audit Committee met four times in 2006.

The Compensation Committee reviews and recommends to the Board compensation arrangements for all executive officers of the Company.  In addition, the Compensation Committee is responsible for administration of the Company’s Incentive Stock Option Plan, the 2004 Incentive Stock Plan, the Employee Stock Purchase Plan, and its cash bonus plans.  The members of the Compensation Committee are Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico, each of whom is independent as that term is defined in the NASD listing standards.  The Compensation Committee did not meet in 2006.

The Nominating and Corporate Governance Committee was formed in April 2004.  The Committee reviews and nominates candidates for election to the Company’s Board of Directors, and oversees the Company’s corporate governance policies and practices.  The members of the Committee are Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico, each of whom is independent as that term is defined in the NASD listing standards.  The Committee met one time in 2006.

The Nominating and Corporate Governance Committee Charter states that the Committee will evaluate candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity and such other criteria as the Committee deems relevant.  The Committee will consider candidates recommended by the Board, management, shareholders, and others.  The Charter authorizes the Committee to retain and pay advisors to assist it in identifying and evaluating candidates.

Shareholders who wish to recommend candidates to the Nominating and Corporate Governance Committee should submit the names and qualifications of the candidates to the Committee at least 120 days before the date of the Company’s proxy statement for the previous year’s Annual Meeting.  Submittals should be in writing, addressed to the Committee at the Company’s headquarters.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time.  Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters.  The Board may direct that all of such communications be screened by an employee of the Company for relevance.  The Board will respond to shareholder communications when it deems a response to be appropriate.

Code of Ethics

The Board has adopted a Code of Ethics that applies to the Company’s directors, officers, employees, consultants and advisors.  The Code requires honest and ethical conduct, compliance with applicable laws and regulations, avoidance of conflicts of interest, accurate disclosures to the SEC, and prompt reporting of violations of the Code, among other things.  A copy of the Code has been filed with the SEC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ELECTION OF FOUR NOMINEES.

ITEM II

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

The shareholders will be requested at the Annual Meeting to approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company from 55,000,000 shares to 100,000,000 shares.  The Board of Directors approved the amendment to the Articles of Incorporation on April 25, 2007.

The Company’s Articles of Incorporation currently authorize the Company to issue a total of 55,000,000 of Common Stock, and 1,000,000 shares of Preferred Stock.  There are currently 36,665,322 shares of Common Stock outstanding, and 2,264,235 additional shares of Common Stock have been reserved for issuance to directors, officers, employees, and consultants under the Company’s stock benefit plans and programs, and 12,101,001 shares are reserved for issuance upon exercise or conversion of other outstanding convertible securities.  This leaves only 3,969,442 shares of Common Stock available for future issuance.

The directors believe that it is in the best interests of the Company and its shareholders to authorize the additional shares of Common Stock, so that the Company will have sufficient shares available for regular corporate purposes, including future financings, employee benefit plans and acquisitions.  Without authorization of the additional shares, the Company’s ability to operate in the normal course could be constrained.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

ITEM III

APPROVAL OF AMENDMENT TO STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

On April 25, 2007, the Board of Directors adopted an amendment to the Stock Option Plan for Outside Directors, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance under the Plan from 570,000 to 670,000 shares.  Substantially all of the shares previously reserved for issuance under the Plan have either been issued, or are covered by outstanding options.  The Board of Directors believes it is in the best interests of the Company and all of its shareholders to increase the number of shares reserved for issuance under the Plan, so that the Company can continue to attract and retain qualified persons to serve as outside directors of the Company.  Prior to 2007, the outside directors received no compensation for serving as directors other than options granted under the Plan.

Summary of the Plan

The Plan provides for the grant of stock options to outside directors.  There are currently four outside directors who are eligible to receive options under the Plan.  Each person who becomes an outside director of the Company is automatically granted an option to purchase 10,000 shares of Common Stock.  Each outside director is also automatically granted an option to purchase 10,000 shares of Common Stock upon each re-election as a director, or on the anniversary of the prior year’s grant in any year in which there is no meeting of the shareholders at which directors are elected.  The option price for each option granted under the Plan is the fair market value of the Common Stock on the date the option is granted.  On April 27, 2007, the closing sale price of the Common Stock on the OTC Bulletin Board was $0.32.  All options granted under the Plan become exercisable in 50% increments on the first and second anniversaries of the date of grant.  The options must be exercised within ten years after the date of grant or, if earlier, within twelve months after the director ceases being a director.  However, a director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year, and shall continue to vest in his or her options after ceasing to be a director.  Following the death of a director, the director’s options may be exercised by his or her legal representative for a period of six months or until the expiration of the stated term of the option, whichever is less.

Federal Income Tax Treatment

Options granted under the Plan will be considered “non-qualified” under the Internal Revenue Code.  The grant of an option under the Plan will not cause recognition of income by the optionee or entitle the Company to an income tax deduction.  Exercise of the option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise.  The exercise of an option under the Plan will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the option holder.

Registration With the SEC

Upon approval of the amendment to the Plan, the Company will file a Registration Statement on Form S-8 with the SEC to register the additional shares reserved under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PLAN.

ITEM IV
APPROVAL OF AMENDMENT TO 2004 INCENTIVE STOCK PLAN

On April 25, 2007, the Board of Directors adopted, subject to shareholder approval, an amendment to the 2004 Incentive Stock Plan (the “2004 Plan”), to increase the number of shares reserved for issuance under the 2004 Plan from 880,000 shares to 1,880,000 shares.  Options covering a total of 700,000 shares have been granted under the 2004 Plan.  The Board of Directors deems it in the best interest of the Company and its shareholders to increase the number of shares authorized under the 2004 Plan so the Compensation Committee can grant additional options, and the Company can continue to attract, retain and motivate qualified employees.

Summary of the Plan

The 2004 Plan provides for the grant of stock options and restricted stock to employees, consultants and advisors.  There are currently approximately 100 employees who are eligible to receive awards under the 2004 Plan.

The 2004 Plan states that the maximum number of shares for which awards may be granted in any year to all persons shall not exceed three percent of the total outstanding shares.  The 2004 Plan also states that the maximum number of shares for which any person may be granted an award in any year shall not exceed 300,000 shares.

The 2004 Plan is administered by the Compensation Committee, whose members are appointed by the Board.  The Committee has the power to select recipients, make grants of stock options and restricted stock, and adopt regulations and procedures for the 2004 Plan.

Stock Options.  The 2004 Plan permits the grant of both stock options that qualify as “incentive stock options” under the Internal Revenue Code and options that do not so qualify (“non-qualified options”).  Incentive stock options differ as to their tax treatment and are subject to a number of limitations under the Internal Revenue Code.  Incentive stock options may only be granted to employees, and may not be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date of the grant (or, for an option granted to a person holding more than 10% of the Company’s voting stock, at less than 110% of fair market value).  On April 27, 2007, the closing sale price of the Common Stock on the OTC Bulletin Board was $0.32.

Following an optionee’s death, or disability, the optionee’s options may be exercised by the optionee or the optionee’s legal representative for a period of six months or until the expiration of the stated term of the option, whichever is less.  If an optionee’s employment with the Company terminates for any other reason, the optionee’s options will remain exercisable for 90 days or until the expiration of the stated term, whichever is less, except that if the optionee is terminated for conduct which is contrary to the best interest of the Company, the optionee’s options will immediately terminate.  Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee.

The term of each option, which is fixed by the Committee at the time of grant, may not exceed ten years from the date the option is granted (except that an incentive option granted to a person holding more than 10% of the Company’s voting stock may be exercisable only for five years).  Options may be made exercisable in whole or in installments, as determined by the Committee.  The vesting of options will be accelerated upon a change in control of the Company.

Restricted Stock.  The 2004 Plan also permits grants of shares of restricted stock to employees.  Shares of restricted stock vest upon completion of periods of employment and/or satisfaction of performance goals specified by the Committee in the grant.  If the employee terminates employment prior to the vesting of the shares, the unvested shares are forfeited.

Federal Income Tax Treatment

Generally the grant of either an incentive stock option or a non-qualified option under the 2004 Plan will not cause recognition of income by the optionee or entitle the Company to an income tax deduction.  Upon exercise of an option, the tax treatment will generally vary depending on whether the option is an incentive stock option or a non-qualified option.  The exercise of an incentive stock option will generally not cause recognition of income by the optionee or entitle the Company to a tax deduction.  However, the amount by which the fair market value of the shares obtained exceeds the exercise price on the date of exercise is an item of tax preference to the optionee for alternative minimum tax purposes.

The exercise of a non-qualified option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock on the day of exercise.  The Company must then in most cases obtain from the optionee funds to meet tax withholding requirements arising from that income recognition.  The exercise of a non-qualified option will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the exercising option holder.

Generally the grant of restricted stock is not taxable to the employee until the shares vest.  At that time, the employee is subject to tax in an amount equal to the market value of the shares at that time.  However, under a special provision in the Internal Revenue Code, Section 83(b), an employee may elect to pay tax on the fair market value of the shares at the time of grant.  In that case, there is no additional tax when the shares vest.  The Company is entitled to a tax deduction when the employee recognizes income from the restricted stock, in the same amount the employee recognizes as income.

Upon a sale of shares of restricted stock, the employee is taxed in an amount equal to the difference between the sale price and his or her tax basis in the shares.  The tax is at short-term or long-term capital gains rates, depending upon the length of time the employee held the shares.

Registration with the SEC

Upon approval of the amendment to the 2004 Plan, the Company will file a Registration Statement on Form S-8 with the SEC to register the additional shares reserved under the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2004 INCENTIVE STOCK PLAN.

ITEM V

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 8, 2005, the Company’s independent public accountants, Virchow, Krause & Company, LLP (“Virchow Krause”), formally notified the Company that it would resign, effective with the completion of the audit for the fiscal year ending December 31, 2005.

Also on December 8, 2005, the Board of Directors, pursuant to the recommendation of the Audit Committee, approved the retention of Olsen Thielen & Co. Ltd. (“Olsen Thielen”), as the Company’s independent public accountants for the fiscal year ending December 31, 2006.

The audit reports of Virchow Krause on the financial statements of the Company for the year ended December 31, 2005 contain an explanatory paragraph that raises substantial doubt about the Company’s ability to continue as a going concern.  The audit reports of Virchow Krause on the financial statements of the Company for the two fiscal years ended December 31, 2005, did not contain any other adverse opinion or disclaimer of opinion, nor were those opinions otherwise qualified or modified as to audit scope or accounting principles.  During the Company’s fiscal year ended December 31, 2005, and during the subsequent interim period preceding the resignation of Virchow Krause, there was no disagreement between the Company and Virchow Krause on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Virchow Krause’s satisfaction, would have caused Virchow Krause to make reference to the subject matter of the disagreement in connection with its reports.  During the Company’s 2004 fiscal year and the subsequent interim period through December 8, 2005, there were no reportable events, as that term is defined by Item 304 of Regulation S-K.

No consultations occurred between the Company and Olsen Thielen during the fiscal year ended December 31, 2005, and during the subsequent interim period preceding the resignation of Virchow Krause, regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was the subject of a disagreement or a reportable event.

While we are not required to do so, we are submitting the appointment of Olsen Thielen & Co. Ltd. (“Olsen Thielen”) as our independent registered public accounting firm for our fiscal year ending December 31, 2007, for ratification in order to ascertain the views of our shareholder on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection.  A representative of Olsen Thielen is expected to be present at the Meeting, and will be given the opportunity to make a statement and will be available to answer appropriate questions.

Audit and Audit Related Fees

The following table shows the fees paid by the Company to its accountants for services rendered for the years ended December 31, 2006 and 2005.

	2006	2005
Audit Fees(1)	$113,656	$110,160
Audit-Related Fees(2)	6,425	5,250
Tax Fees(3)	20,064	36,630
All Other Fees	—	1,545
Total	$140,145	$153,585

(1)  Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, reviews of quarterly financial statements, and filings of registration statements related to shares reserved for issuance under stock option plans.

(2)  Audit-related fees represent fees for the audit of the Company’s employee benefit plan.  In 2005, the fee relates to reviewing the S-2 filing.

(3)  Tax fees represent fees for the preparation of tax filings and technical advice regarding various tax issues.

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the services described above were pre-approved by the Company’s Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OLSEN THIELEN AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the 2006 audited financial statements with management and Olsen Thielen.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Olsen Thielen also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Olsen Thielen provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  The Committee discussed with the independent auditors the auditors’ independence from management and the Company and considered the compatibility of nonaudit services with the auditors’ independence.

Based on the discussions with management and Olsen Thielen, the Audit Committee’s review of the representations of management and the report of Olsen Thielen, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Donald Kramer	Donald VanLuvanee	Patrick Verderico

EXECUTIVE OFFICERS

The names and ages of the executive officers, their current positions with the Company, and their years of appointment are as follows:

Name and Age	Position	Officer Since

Roger E. Gower, 66	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995

Richard S. Sidell, 63	Chief Technology Officer	2001

Jesse DeGennaro, 65	Vice President of World Wide Sales	2005

BachThuy T. Vo, 39	Interim Chief Financial Officer	2005

Lori Faber, 44	Vice President of Finance	2006

The business experience of Mr. Gower is described above.

Richard S. Sidell was appointed Chief Technology Officer of the Company effective August 15, 2001.  He joined the Company in January 2000, when the Company acquired Aseco Corporation.  From September 1988 until January 2000, he was Vice President and Chief Technologist at Aseco.  For the ten prior years, he worked at Electro Scientific Industries, Inc., and a company acquired by ESI, in several engineering and management positions, and was involved in the development of laser memory repair equipment for the semiconductor industry.  He was formerly on the faculty at MIT, and holds a doctoral degree in Mechanical Engineering from MIT.

Jesse DeGennaro was appointed Vice President of World Wide Sales of the Company in August 2005.  Prior to joining the Company, he was Vice President of Sales & Marketing for Dymatix Automation Systems from 1999 to 2005.

BachThuy T. Vo, CPA, is Interim Chief Financial Officer under an agency contract while the Board seeks a permanent replacement. Mr. Vo was the full-time Chief Financial Officer of Cyberpower Systems (USA), Inc. from August 2003 until joining MCT in December 2005.  From September 2002 though August 2003, he served as Controller / Director of Special Projects for Softbrands, Inc.  From March 2001 through August 2002, he served as Corporate Controller for Makemusic, Inc.  From October 1999 through March 2001, he served as Controller for Cyberpower Systems (USA), Inc.

Lori Faber has been with the Company since 1988.  She was appointed Vice President of Finance effective April 30, 2006.  From January 2004 until April 2006, she served as Corporate Controller.  From March 2002 until January 2004, she served as Manager of Financial Compliance and Reporting.  Prior to 2002, she served in various other financial and accounting positions with the Company.

Executive officers serve indefinite terms which expire when their successors are appointed, or until their prior resignation, removal or incapacity.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview and Philosophy

The Compensation Committee of the Board of Directors (the “Committee”) operates pursuant to a Charter adopted by the Board of Directors on July 9, 1997.  The Charter includes a mission statement which states that the Committee’s mission is to ensure that the Company’s executive officers are compensated consistent with the following philosophy and objectives: (1) to support the Company’s overall business strategy and objectives; (2) to attract, retain and motivate the best executives in the Company’s industry; (3) to promote the Company’s pay-for-performance philosophy; and (4) to ensure that the Company’s compensation programs and practices are of the highest quality and designed with full consideration of all accounting, tax, securities law, and other regulatory requirements.

Pursuant to the Charter, the Committee is appointed by the Board and is comprised of two or more outside directors.  The main duties of the Committee, as described in the Charter, are as follows: (1) review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the chief executive officer and other key executives; (2) review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (3) act as the administrative committee for the Incentive Stock Option Plan, the 2004 Incentive Stock Plan, the Employee Stock Purchase Plan, and any other incentive or purchase plans established by the Company; (4) consider and approve grants of incentive stock options, nonqualified stock options, restricted stock or any combination to any employee; and (5) prepare the Report of the Compensation Committee for inclusion in the Annual Proxy Statement.

It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achievement of the above objectives.  The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives.

Base Salary

Base salaries of the Company’s executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay.  Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business.  In addition to base salary, executive officers are eligible to participate in the Company’s employee benefit plans on the same terms as other employees.

Annual Incentives

The Committee adopts a bonus plan for its executive officers each year.  Bonus payments are contingent on the performance of the Company.  No bonuses were paid under the plans for the years ended December 31, 2006 and 2005.

Long-term Incentives

The 2004 Incentive Stock Plan (successor to the original Incentive Stock Option Plan) is the basis of the Company’s long-term incentive plan for executive officers and other key employees.  The objective of the plan is to align executives’ long-term interests with those of the shareholders by creating a direct incentive for executives to increase stockholder value.  The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of ten years.  The options generally vest and become exercisable over a period of two to four years following the date of grant.  Restricted stock grants allow executives to earn shares upon the completion of periods of employment with the Company, and/or the satisfaction of performance criteria.  The grant of options and restricted stock is consistent with the Company’s objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute between two and ten percent of their base pay to purchase up to 1,000 shares of Common Stock per year.  The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

Conclusion

The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for continued growth in earnings and stockholder value.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on our reviews and discussion with management, the Compensation Committee recommended to the Board of Directors, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee:

Donald Kramer	Donald VanLuvanee	Patrick Verderico

SUMMARY COMPENSATION TABLE

The following table contains summary information concerning compensation paid by the Company for the fiscal year ended December 31, 2006, to the CEO, CFO and each other executive officer whose total compensation exceeded $100,000:

Name and Position	Year	Salary	Commission	Bonus	Option Awards	All Other Compensation(1)	Total

Roger E. Gower	2006	$280,000	$—	$—	$—	$10,200	$290,200
Chairman, President, CEO &
Secretary

Richard S. Sidell	2006	$160,000	$—	$—	$—	$—	$160,000
Chief Technical Officer

BachThuy T. Vo	2006	$113,304	$—	$—	$—	$—	$113,304
Interim Chief Financial Officer (2)

Jesse DeGennaro	2006	$103,848	$76,927	$—	$—	$—	$180,775
Vice President, Sales

Steve Miller	2006	$109,029	$—	$—	$—	$1,200	$110,229
Vice President, Operations(3)

(1)  Includes automobile related costs.

(2)  Consists of amounts paid to contract agency.

(3)  Effective January 1, 2007, Mr. Miller no longer serves as an executive officer.

OUTSTANDING EQUITY AWARDS AT FISCAL 2006 YEAR-END

The following table sets forth certain information concerning equity awards to the named executive officers at December 31, 2006.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Roger E. Gower	02/24/2005	277,777	—	$0.36	02/24/2015
	02/24/2005	22,223	—	$0.36	02/24/2015

Richard S. Sidell	10/13/1998	15,825	—	$1.19	10/13/2008
	05/11/1999	12,660	—	$1.28	05/11/2009
	10/31/2002	15,000	—	$0.69	10/31/2012
	06/25/2003	100,000	—	$0.90	6/24/2013

Jesse DeGennaro	09/22/2005	150,000	—	$0.16	9/22/2015

Steve Miller	04/15/2004	20,000	—	$1.49	04/15/2014
	02/24/2005	50,000	—	$0.36	02/24/2015

Lori Faber	09/07/2000	2,000	—	$7.75	09/07/2010
	08/28/2001	1,000	—	$2.73	08/28/2011
	10/31/2002	1,750	—	$0.69	10/31/2012

2006 OPTION EXERCISES

The following table sets forth certain information concerning options exercised by the named executive officers for the year ended December 31, 2006.

Option Awards
Name	Number Of Shares Acquired On Exercise	Value Realized On Exercise

Roger E. Gower	—	—

Richard S. Sidell	—	—

Jesse DeGennaro	—	—

Steve Miller	—	—

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006, for compensation plans under which securities may be issued.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders	1,129,235	(1)	$1.32	240,000	(2)
Equity compensation plans not approved by shareholders	145,000		$1.18	140,000
Total	1,274,235		$1.30	380,000

(1)          Includes 23,485 shares to be issued upon exercise of outstanding options with a weighted-average exercise price of $1.24, assumed by the Company in connection with its acquisition of Aseco Corporation in January 2000.

(2)          Does not include 1,000,000 additional shares under the 2004 Incentive Stock Plan, and 100,000 additional shares under the Stock Option Plan for Outside Directors, as described in Item III and Item IV.

Agreements with Officers

Effective March 28, 1995, the Company entered into an Employment Agreement with Mr. Gower.  The current agreement may be terminated by either party with 60 days prior written notice.  The agreement will also terminate upon the death, disability or breach of the agreement by Mr. Gower.  In the event Mr. Gower’s employment is terminated by the Company with 60 days prior written notice, the Company will continue to pay Mr. Gower his then current base salary for 12 months thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Common Stock as of April 23, 2007 (i) by each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) by each of the Company’s executive officers named in the Summary Compensation table, (iii) by each of the Company’s directors, and (iv) by all of the executive officers and directors as a group:

	Shares Beneficially Owned
Name and Address of Beneficial Owners	Number	Percent

FIVE PERCENT SHAREHOLDERS

Perkins Capital Management, Inc.(1) 730 East Lake Wayzata, MN 55391	7,558,161	20.6%

Laurus Master Fund, Ltd. (2) 825 Third Avenue, 14th Floor New York, New York 10022	3,901,745	9.9%

DIRECTORS AND EXECUTIVE OFFICERS

Roger E. Gower (3)	320,000	*
Richard L. Sidell (3)	143,485	*
Donald J. Kramer (3)	85,000	*
David M. Sugishita (3)	65,000	*
Donald R. VanLuvanee (3)	75,000	*
Patrick Verderico (3)	60,000	*
All directors and executive officers as a group (9 in number) (3)	973,235	2.6%

* Denotes less than 1% of shares outstanding.

(1)                               Perkins Capital Management, Inc. is a registered investment advisor. Its ownership includes shares held for clients and shares held by Perkins Opportunity Fund.

(2)                               Laurus Master Fund Ltd. is the Company’s secured lender.  Its ownership includes 1,155,500 shares, and 2,746,245 shares issuable within 60 days upon exercise of options and warrants granted in financing transactions, and conversion of the Company’s 10% Senior Subordinated Convertible Note. Laurus holds options and warrants for 9,120,244 additional shares that are not exercisable within the next 60 days.

(3)                               Includes shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of MCT’s stock options as follows: Mr. Gower – 300,000; Mr. Sidell – 138,485; Mr. Kramer – 85,000;  Mr. Sugishita - 65,000; Mr. VanLuvanee - 75,000; Mr. Verderico - 60,000 and all directors and executive officers as a group – 948,235.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and ten-percent shareholders to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission.  Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, and written representations from such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and ten-percent shareholders were complied with for the year ended December 31, 2006.

ITEM V

OTHER BUSINESS

The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement.  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person or persons voting the proxies, subject to rules of the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules.  The Company’s next meeting of Shareholders (for the year ending December 31, 2007) is expected to be held on or about June 19, 2008 and proxy materials in connection with that meeting are expected to be mailed on or about May 9, 2008.  Any shareholder proposals prepared in accordance with the proxy rules for inclusion in the Company’s proxy materials must be received by the Company on or before January 14, 2008.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2006 is being mailed to shareholders with this Proxy Statement.

By Order of the Board of Directors

Roger E. Gower
President, CEO, & Secretary

APPENDIX

MICRO COMPONENT TECHNOLOGY, INC.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

(as amended through April 25, 2007)

ARTICLE I

PURPOSE

The purpose of this Plan is to provide a means whereby Micro Component Technology, Inc. (the “Company”) may be able, by granting options to purchase shares of the Company’s Common Stock (“Common Stock”), to attract and retain qualified outside (non-employee) directors, and to motivate such directors, through an increased personal interest in the Company, to exert their best efforts on behalf of the Company, and thus to advance the interests of the Company and its shareholders.

ARTICLE II

RESERVATION OF SHARES

A total of 670,000 shares of authorized but unissued Common Stock is reserved for issue upon the exercise of options granted under the Plan.  If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options, which may be issued to persons eligible under the Plan so long as it remains in effect.  Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company.  The Board shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration, subject to the express provisions of the Plan.  The Board may grant options under the Plan to any director who is not an employee of the Company.

ARTICLE IV

GRANT OF OPTIONS

Each person who becomes an outside director of the Company after this Plan becomes effective shall automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon first being appointed or elected as a director of the Company.  Beginning in the 1996 calendar year, each outside director shall also automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon each re-election as a director, or on the anniversary of the prior year’s grant in any year in which there is no meeting of the shareholders at which directors are elected.  In no event shall a director receive more than one grant in any fiscal year.

ARTICLE V

PRICE

The option price per share of Common Stock, to be determined from time to time by the Board, shall be not less than the fair market value of such stock on the date an option to purchase the same is granted.  The fair market value of the Common Stock as of any date shall be equal to the closing sale price of the Common Stock on the next preceding trading date as reported by the NASDAQ Small Cap Market or National Market System, or any other market, system or exchange on which a majority of the trades in the Common Stock occur.

ARTICLE VI

CHANGES IN PRESENT STOCK

In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company’s present capital stock, appropriate adjustment may be made by the Board in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

ARTICLE VII

EXERCISE OF OPTIONS

An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of shares to be purchased, together with payment of the full purchase price for the shares.  The Company may accept payment from a broker on behalf of the optionee and may, upon receipt of signed, written instructions from the optionee, deliver the shares directly to the broker.  The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

ARTICLE VIII

OPTION PROVISIONS

Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Board:

(a)           Payment.  The full purchase price of the shares acquired upon exercise of any option shall be paid in cash, by certified or cashier’s check, or in the form of shares of Common Stock with a fair market value equal to the full purchase price and free and clear of all liens and encumbrances.

(b)           Exercise Period.  The period within which an option must be exercised shall be the earlier of (i) ten years from the date of grant thereof, or (ii) the date, which is one year after the director ceases to be a director for any reason.  An option may not be exercised during the first year after the date of grant.  The option shall become exercisable to the extent of 50 percent of the shares on the first anniversary of the date of grant and 100 percent of the shares on the second anniversary of the date of grant, provided the optionee is still a director on each such anniversary date.  To the extent exercisable, an option may be exercised in whole or in part.

A director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year after he or she ceases to be a director and shall continue to vest in his or her options after he or she ceases to be a director.  In no event shall any of such director’s options be exercisable more than ten years after the date of grant thereof.

Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company’s assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

(c)           Rights of Optionee Before Exercise.  The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of an option.

(d)           Non-transferability of Option.  No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee’s lifetime only by the optionee.  In the event of the death of an optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of his or her death, by his or her personal representative.

ARTICLE IX

RESTRICTIONS ON TRANSFER

During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, the optionee’s shall agree in the Stock Option Agreements that they are acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

Any restrictions upon shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators.  Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

ARTICLE X

EFFECTIVE DATE AND DURATION

The plan shall become effective as of February 15, 1996, and shall continue in effect until February 15, 2016, unless earlier terminated by the Board of Directors pursuant to Article XI.

ARTICLE XI

AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors of the Company may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the provisions relating to timing of option grants, size of grants, and exercise price cannot be amended more than once in any six month period.  In addition, the Board may not terminate the Plan or any options granted hereunder at the time of a merger or other acquisition of the Company, or within six months thereafter, without the consent of the optionee’s.  No termination or amendment of the Plan may, without the consent of the optionee’s to whom any options shall theretofore have been granted, adversely affect the rights of such optionee’s under such options.

APPENDIX II

MICRO COMPONENT TECHNOLOGY, INC.

2004 INCENTIVE STOCK PLAN

(as amended through April 25, 2007)

ARTICLE I.

PURPOSE

The purpose of this Plan is to provide a means whereby Micro Component Technology, Inc. (the “Company”) may be able, by granting stock options (“Options”) and shares of restricted stock (“Restricted Stock”) to attract, retain and motivate capable and loyal employees, consultants and advisors of the Company and its subsidiaries, for the benefit of the Company and its shareholders.  Options granted under the Plan may be either Incentive Stock Options which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code (the “Code”), or Nonqualified Stock Options which do not qualify for favorable tax treatment.  Options and Restricted Stock are referred to collectively in this Plan as “Awards”.

ARTICLE II.

RESERVATION OF SHARES

A total of 1,880,000 shares of Common Stock of the Company (“Shares”) are reserved for issuance pursuant to Awards granted under the Plan.  If any Shares included in an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares included in the Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.  Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

The maximum number of Shares for which Awards may be granted under the Plan to all persons in any calendar year shall be limited to three percent of the total outstanding Shares.  The maximum number of Shares for which any person may be granted Awards under the Plan in any calendar year shall be limited to 300,000 Shares.

ARTICLE III.

ADMINISTRATION

(a)   The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”).  The Committee shall be appointed by the Board of Directors and shall be comprised solely of two or more “non-employee directors” within the meaning of SEC Rule 16b-3.  Each member of the Committee shall also be an “outside director” within the meaning of Code Section 162(m).  Vacancies in the Committee shall be filled by the Board.

(b)   The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration, subject to the express provisions of the Plan.

(c)   The Committee shall determine which persons shall be granted Awards under the Plan, the types of Awards to be granted, the number of Shares included in each Award, any limitations on the exercise or vesting of Awards in addition to those imposed by this Plan, and any other terms and conditions of Awards.  The Committee may also approve amendments to outstanding Awards, provided there is no conflict with the terms of the Plan, applicable law, or applicable stock market rules and regulations.  In determining the persons to whom Awards shall be granted and the number of Shares to be included in each Award, the Committee shall consider the person’s contributions to the Company’s revenues, net income, stock price, and other factors which the Committee determines appropriate from time to time.

(d)   The Committee shall not approve any repricing of outstanding Options without prior shareholder approval.  The term “repricing” means (i) a reduction in the exercise price of an Option after it has been granted, (ii) the cancellation of an Option in exchange for a new Option, unless pursuant to a merger or similar transaction, or (iii) any similar action which would be treated as a repricing under applicable accounting rules.

ARTICLE IV.

ELIGIBILITY

An Award may be granted to any employee, consultant or advisor of the Company or its subsidiaries, except that no consultant or advisor shall be granted Awards in connection with the offer and sale of securities in a capital raising transaction on behalf of the Company.  A person who has received an Award is referred to in this Plan as a “Participant.”

ARTICLE V.

CHANGES IN PRESENT STOCK

In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company’s present capital stock, appropriate adjustment may be made by the Committee in the number and kind of shares included in any Award, and the exercise or purchase price of any Award.

ARTICLE VI.

OPTIONS

(a)           Option Exercise Price.  The per share exercise price for each Option shall be determined by the Committee at the time of grant, provided that the per share exercise price for any Incentive Stock Option shall be not less than the fair market value of the Common Stock on the date the Option is granted.  The fair market value of the Common Stock as of any date shall be the closing market price for the Common Stock on such date, or on the trading day closest to such date if the Common Stock does not trade on such date.  If there is no closing market price for the Common Stock, the Committee shall use such other information deemed appropriate by the Committee.  No Incentive Stock Option shall be granted to any employee who at the time directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or of a subsidiary, unless the exercise price is not less than 110 percent of the fair market value of the Common Stock on the date of grant, and unless the Option is not exercisable more than five years after the date of grant.

(b)           Exercise of Options.  An optionee shall exercise an Option by delivery of a signed, written notice to the Company, specifying the number of Shares to be purchased, together with payment of the full purchase price for the Shares.  The Company may accept payment from a broker on behalf of the optionee and may, upon receipt of signed, written instructions from the optionee, deliver the Shares directly to the broker.  The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the Option.

(c)           Option Agreement Provisions.  Each Option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Committee:

(i)            Dollar Limitation.  Each Option grant to an employee shall constitute an Incentive Stock Option eligible for favorable tax treatment under Section 422 of the Code, provided that no more than $100,000 of such Options (based upon the fair market value of the underlying Shares as of the date of grant) can first become exercisable for any employee in any calendar year.  To the extent any Option grant exceeds the $100,000 dollar limitation, it shall constitute a Nonqualified Stock Option.  Each stock option agreement shall specify the extent to which it is an Incentive and/or a Nonqualified Stock Option.  For purposes of applying the $100,000 limitation, options granted under this Plan and under all other plans of the Company and its subsidiaries which are qualified under Section 422 of the Code shall be included.

(ii)           Payment.  The full purchase price of the Shares acquired upon exercise of any Option shall be paid in cash, by certified or cashier’s check, or in the form of Shares of the Company’s Common Stock with a fair market value equal to the full purchase price and free and clear of all liens and encumbrances.

The Committee in its sole discretion may also permit the “cashless exercise” of an Option.  In the event of a cashless exercise, the optionee shall surrender the Option to the Company, and the Company shall issue the optionee the number of Shares determined as follows:

X = Y (A-B) /A where:

X = the number of Shares to be issued to the optionee.

Y = the number of Shares with respect to which the Option is being exercised.

A = the closing sale price of the Common Stock on the date of exercise, or in the absence thereof, the fair market value on the date of exercise.

B = the Option exercise price.

(iii)          Exercise Period.  The period within which an Option must be exercised shall be determined by the Committee at the time of grant.  The exercise period for an Incentive Stock Option or a Nonqualified Stock Option shall be subject to a maximum of ten years, or five years for an Incentive Stock Option granted to an employee who directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or a subsidiary.  Unless modified by the Committee, each Option shall become exercisable to the extent of 25 percent of the shares on each of the first four anniversaries of the date of grant.  To the extent exercisable, an Option may be exercised in whole or in part.  The Committee may impose different or additional conditions with respect to length of service or attainment of specified performance goals which must be satisfied prior to exercise of all or any part of an option.

Outstanding Options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company’s assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

(iv)          Rights of Optionee Before Exercise.  The holder of an Option shall not have the rights of a shareholder with respect to the Shares covered by his or her Option until such Shares have been issued to him or her upon exercise of the Option.

(v)           Termination of Employment.  If an optionee’s employment is terminated other than by death, disability, or for conduct which is contrary to the best interests of his or her employer, the optionee may, within 90 days of such termination (or longer, if approved by the Committee), exercise any unexercised portion of his or her Option to the extent he or she was entitled to do so at the time of such termination.

If termination of employment is effected by death or disability of the optionee, the Option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of his or her death or disability, by the optionee or his or her personal representative, at any time within six months subsequent to the date of his or her termination of employment.

If an optionee’s employment is terminated by his or her employer for conduct which is contrary to the best interests of the employer, as determined by the employer in its sole discretion, the unexercised portion of the optionee’s Option shall expire automatically on the date of termination of his or her employment.

Notwithstanding the foregoing, no Option shall be exercisable subsequent to the date of expiration of the Option term and no Option shall be exercisable subsequent to the termination of the optionee’s employment except as specifically provided in this paragraph (v).

(vi)          Non-transferability of Option.  No Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and each Option shall be exercisable during the optionee’s lifetime only by the optionee.  No Option may be attached or subject to levy by an optionee’s creditors.

(vii)         Date of Grant.  The date on which the exercise price becomes fixed for an Option shall be considered the date on which the Option is granted.

ARTICLE VII.

RESTRICTED STOCK

(a)           Grant of Restricted Stock.  Each grant of Restricted Stock made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such grant.  The agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse.  If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the Restricted Stock grant.  The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares to forfeiture and transfer restrictions, in addition to or in lieu of time-based restrictions.  The Committee may, in its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Stock grants.

Grants of Restricted Stock shall become immediately fully-vested and free of all forfeiture and transfer restrictions in the event the Company is acquired by merger, purchase of all or substantially all of the Company’s assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

(b)           Agreements.  Awards of Restricted Stock shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall be subject to the terms and conditions contained in the Plan and any additional terms and conditions established by the Committee that are consistent with the Plan.

(c)           Delivery of Common Stock and Restrictions.  At the time of a Restricted Stock grant, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the Participant.  Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine.  The Participant shall have all rights of a shareholder with respect to the Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions:  (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Shares shall be forfeited and all rights of the Participant to such Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Stock was granted and unless any other restrictive conditions relating to the Restricted Stock Award are met.  Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Stock Awards shall be subject to the same restrictions, terms and conditions as such Restricted Stock.

(d)           Termination of Restrictions.  At the end of the restricted period and provided that any other restrictive conditions of the grant of Restricted Stock are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the grant of Restricted Stock or in the Plan shall lapse as to the Restricted Stock subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and the Restricted Stock legend, shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

ARTICLE VIII.

GENERAL

(a)           No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

(c)           Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.

(d)           Restrictions; Stock Market Listing.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  If the Shares are traded on a securities market, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities market.

(e)           No Right to Continued Employment.  Nothing in the Plan or in any Award document shall be construed to confer upon any employee any right to continue in the employ of the Company or a subsidiary, or to interfere in any way with the right of the Company or a subsidiary as employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between such corporation and the optionee.

(f)            Section 16 Compliance.  The Plan is intended to comply in all respects with SEC Rule 16b-3, as amended, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE IX.

WITHHOLDING OF TAXES

The Company shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation to withhold in connection with any Award including, but not limited to, withholding a portion of the Shares issuable pursuant to the Award, or requiring the Participant to pay to the Company, in cash, an amount sufficient to cover the Company’s withholding obligations.

ARTICLE X.

EFFECTIVE DATE OF PLAN

The effective date of the Plan shall be April 15, 2004, the date of its original adoption by the Board of Directors of the Company.

ARTICLE XI.

DURATION OF THE PLAN

The Plan shall terminate April 15, 2014, which is ten years after the date of its approval by the Board of Directors, unless sooner terminated by issuance of all Shares reserved for issuance hereunder.  No Award shall be granted under the Plan after such termination date.

ARTICLE XII.

TERMINATION OR AMENDMENT OF THE PLAN

The Board of Directors of the Company may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable, subject to shareholder approval to the extent required by applicable law or stock market rule or regulation.  No termination or amendment of the Plan may, without the consent of the Participants to whom any Awards shall previously have been granted, adversely affect the rights of such Participants under such Awards.

ARTICLE XIII.

SHAREHOLDER APPROVAL

The Board of Directors shall submit the Plan to the shareholders for their approval within 12 months of the date of its adoption by the Board.  Awards granted prior to such approval are contingent on receipt of such approval, and shall automatically lapse if such approval is not granted.  The Board shall also submit any amendments to the shareholders for approval if required by applicable law or stock market rule or regulation.

ARTICLE XIV.

INTERPRETATION

The Plan shall be interpreted in accordance with Minnesota law.

MICRO COMPONENT TECHNOLOGY, INC.

PROXY

ANNUAL STOCKHOLDERS’ MEETING

June 21, 2007

The undersigned stockholder of Micro Component Technology, Inc. (“MCT”), does hereby constitute and appoint Roger Gower, President and Chief Executive Officer, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of MCT to be held at 11:00 a.m. on Thursday, June 21, 2007, at the headquarters of Micro Component Technology, Inc., 2340 West County Road C, St. Paul, Minnesota 55113, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of MCT held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below.  The undersigned hereby revokes any other proxy previously given by him or her.

1.	ELECTION OF DIRECTORS: ☐	FOR all nominees listed below (except as specified to the contrary below).

	☐	AGAINST all nominees listed below.

Roger E. Gower, David M. Sugishita, Donald R. VanLuvanee, Patrick Verderico.

To withhold authority to vote for any individual nominee, write that nominee’s name here:

.

2.	To approve an amendment to the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company from 55,000,000 shares to 100,000,000 shares.

	☐	FOR
	☐	AGAINST
	☐	ABSTAIN

3.	To approve an amendment to the Stock Option Plan for Outside Directors to increase the number of shares reserved for issuance under the Plan from 570,000 to 670,000 shares.

	☐	FOR
	☐	AGAINST
	☐	ABSTAIN

4.	To approve an amendment to the 2004 Incentive Stock Plan to increase the number of shares reserved for issuance under the Plan from 880,000 to 1,880,000 shares.

	☐	FOR
	☐	AGAINST
	☐	ABSTAIN

5.	To ratify the appointment of Olsen Thielen & Co. Ltd. as the independent registered public accounting firm for the current year.

	☐	FOR
	☐	AGAINST
	☐	ABSTAIN

6.	In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

Date:	, 2007.

Please date and sign above exactly as name appears at the left, indicating, where appropriate, official capacity. If stock is held in joint tenancy, each joint owner must sign.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF
DIRECTORS AND FOR EACH PROPOSAL.  THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS.